UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

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SUIC Worldwide Holdings Ltd.

(Exact name of Company as specified in its charter)

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Nevada	000-53737	47-2148252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-20 38th Ave. Unit 3G, Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

(929) 391-2550

Company’s telephone number, including area code

Sino United Worldwide Consolidated Ltd.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

 On July 16, 2022, the Company filed a Certificate of Amendment with the Secretary of State of Nevada changing the name of the Company to SUIC Worldwide Holdings Ltd. The change of name was effective on November 9, 2022 upon FINRA Approval. No other change was made to the Certificate of Incorporation.

The amendment to the articles of incorporation was approved by a written consent of the holder of common stock, representing 65.5% of the outstanding common stock.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUIC Worldwide Holdings Ltd.

Date: November 9, 2022	By:	/s/ Yanru Zhou
Yanru Zhou Chief Executive Officer